                          QUANTA CAPITAL HOLDINGS LTD.
                                   As Company

                                    INDENTURE
                          Dated as of December 21, 2004

                            JPMORGAN CHASE BANK, N.A.
                                   As Trustee

                       JUNIOR SUBORDINATED DEBT SECURITIES

                               Due March 15, 2035

                                                                            PAGE

                                    ARTICLE I
                                   DEFINITIONS

                                       -i-

                                   (continued)

                                      -ii-

                                   (continued)
                                                                            PAGE

                                   ARTICLE II
                                 DEBT SECURITIES

                                   ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01.  Payment of Principal, Premium and Interest; Agreed Treatment of

                                   ARTICLE IV
                LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 4.01.  Securityholders' Lists.........................................21

SECTION 4.02.  Preservation and Disclosure of Lists...........................22

                                     -iii-

                                   (continued)
                                                                            PAGE

SECTION 4.03.  Financial and Other Information................................23

                                    ARTICLE V
      REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS UPON AN EVENT OF DEFAULT

SECTION 5.01.  Events of Default. The following events shall be "Events of

SECTION 5.07.  Direction of Proceedings and Waiver of Defaults by Majority of

                                   ARTICLE VI
                             CONCERNING THE TRUSTEE

SECTION 6.04.  Trustee, Authenticating Agent, Paying Agents, Transfer Agents or

SECTION 6.09.  Resignation or Removal of Trustee, Calculation Agent, Paying

                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

                                      -iv-

                                   (continued)

                                  ARTICLE VIII
                            SECURITYHOLDERS' MEETINGS

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

SECTION 9.05.  Evidence of Compliance of Supplemental Indenture to be Furnished
               to Trustee.....................................................47

                                    ARTICLE X
                            REDEMPTION OF SECURITIES

                                   ARTICLE XI
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 11.01. Company May Consolidate, etc., on Certain Terms................49

                                      -v-

                                   (continued)
                                                                            PAGE

SECTION 11.02. Successor Entity to be Substituted.............................50

SECTION 11.03. Opinion of Counsel to be Given to Trustee......................50

                                   ARTICLE XII
                     SATISFACTION AND DISCHARGE OF INDENTURE

                                  ARTICLE XIII
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 13.01. Indenture and Debt Securities Solely Corporate Obligations.....52

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

                                   ARTICLE XV
                        SUBORDINATION OF DEBT SECURITIES

SECTION 15.01. Agreement to Subordinate.......................................56

                                      -vi-

                                   (continued)

                                     -vii-

         THIS INDENTURE, dated as of December 21, 2004 , between Quanta Capital
Holdings Ltd., a company incorporated in Bermuda (hereinafter sometimes called the "Company"), and JPMorgan Chase Bank, N.A. as trustee (hereinafter sometimes called the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its Junior Subordinated Debt Securities due March 15,
2035 (the "Debt Securities") under this Indenture and to provide, among other things, for the execution and authentication, delivery and administration thereof, the Company has duly authorized the execution of this Indenture.

         NOW, THEREFORE, in consideration of the premises, and the purchase of the Debt Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debt Securities as follows:

                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions.

         The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term
"generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of any computation. The words "herein," "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Additional Interest" shall have the meaning set forth in Section 3.06.

         "Additional Provisions" shall have the meaning set forth in Section
15.01.

         "Authenticating Agent" means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.12.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         "Board of Directors" means the board of directors or the executive committee or any other duly authorized designated officers of the Company.

         "Board Resolution" means a copy of a resolution certified by the
Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in Wilmington, Delaware, New York City or the city of the Principal Office of the Trustee are permitted or required by any applicable law or executive order to close.

         "Calculation Agent" means the Person identified as "Trustee" in the first paragraph hereof with respect to the Debt Securities and the Institutional
Trustee with respect to the Trust Securities.

         "Capital Securities" means undivided beneficial interests in the assets of the Trust which rank pari passu with Common Securities issued by the Trust;
provided, however, that if an Event of Default has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

         "Capital Securities Guarantee" means the guarantee agreement that the
Company will enter into with JPMorgan Chase Bank, N.A. or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of the Trust.

         "Certificate" means a certificate signed by any one of the principal executive officer, the principal financial officer or the principal accounting officer of the Company.

         "Common Securities" means undivided beneficial interests in the assets of the Trust which are designated as "Common Securities" and rank pari passu with Capital Securities issued by the Trust; provided, however, that if an Event of Default has occurred and is continuing, the rights of holders of such Common
Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such
Capital Securities.

         "Company" means Quanta Capital Holdings Ltd., a company incorporated in
Bermuda, and, subject to the provisions of Article XI, shall include its successors and assigns.

         "Debt Security" or "Debt Securities" has the meaning stated in the first recital of this Indenture.

         "Debt Security Register" has the meaning specified in Section 2.05.

         "Declaration" means the Amended and Restated Declaration of Trust of the Trust dated as of December 21, 2004 , as amended or supplemented from time to time.

         "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulted Interest" has the meaning set forth in Section 2.08.

                                      -2-

         "Deferred Interest" has the meaning set forth in Section 2.11.

         "Event of Default" means any event specified in Section 5.01, which has continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         "Extension Period" has the meaning set forth in Section 2.11.

         "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both.

         "Institutional Trustee" has the meaning set forth in the Declaration.

         "Interest Payment Date" means March 15, June 15, September 15 and
December 15 of each year, commencing on March 15, 2005, during the term of this
Indenture.

         "Interest Period" has the meaning set fort in Section 2.08.

         "Interest Rate" means a per annum rate of interest, reset quarterly, equal to LIBOR, as determined on the LIBOR Determination Date for such Interest
Payment Date, plus 3.85%; provided, however, that the Interest Rate for any
Interest Period may not exceed the highest rate permitted by New York law, as the same may be modified by United States laws of general application.

         "Investment Company Event" means the receipt by the Company and the
Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of a change in law or regulation or written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion will be, considered an "investment company" that is required to be registered under the Investment
Company Act of 1940, as amended, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the original issuance of the Debt Securities.

         "LIBOR" means the London Interbank Offered Rate for U.S. Dollar deposits in Europe as determined by the Calculation Agent according to Section
2.10(b).

         "LIBOR Banking Day" has the meaning set forth in Section 2.10(b)(1).

         "LIBOR Business Day" has the meaning set forth in Section 2.10(b)(1).

         "LIBOR Determination Date" has the meaning set forth in Section
2.10(b).

         "Liquidation Amount" means the liquidation amount of $1,000 per Trust
Security.

         "Maturity Date" means March 15, 2035.

         "Notice" has the meaning set forth in Section 2.11.

                                      -3-

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the President or any Vice President, and by the
Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Comptroller,
an Assistant Comptroller, the Secretary or an Assistant Secretary of the
Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 14.06 if and to the extent required by the provisions of such Section.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 14.06 if and to the extent required by the provisions of such Section.

         "Outstanding" means when used with reference to Debt Securities, subject to the provisions of Section 7.04, as of any particular time, all Debt
Securities authenticated and delivered by the Trustee or the Authenticating
Agent under this Indenture, except

         (a) Debt Securities theretofore canceled by the Trustee or the
Authenticating Agent or delivered to the Trustee for cancellation;

         (b) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided, that, if such Debt Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Articles X and XIV or provision satisfactory to the Trustee shall have been made for giving such notice; and

         (c) Debt Securities paid pursuant to Section 2.06 or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the
Company and the Trustee is presented that any such Debt Securities are held by bona fide holders in due course.

         "Paying Agent" has the meaning set forth in Section 3.04(e).

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

         "Principal Office of the Trustee" means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which at all times shall be located within the United States and at the time of the execution of this Indenture shall be 600 Travis Street, 50th
Floor, Houston, Texas 77002.

                                      -4-

         "Redemption Date" has the meaning set forth in Section 10.01.

         "Redemption Price" means 100% of the principal amount of the Debt
Securities being redeemed plus accrued and unpaid interest on such Debt
Securities to the Redemption Date.

         "Responsible Officer" means, with respect to the Trustee, any officer within the Principal Office of the Trustee with direct responsibility for the administration of the Indenture, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Principal Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Securityholder," "holder of Debt Securities" or other similar terms, means any Person in whose name at the time a particular Debt Security is registered on the Debt Security Register.

         "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the
Company for money borrowed and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company;
(ii) all capital lease obligations of the Company; (iii) all obligations of the
Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker's acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i)
through (v) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior or are pari passu in right of payment to the Debt Securities; provided, however, that Senior Indebtedness shall not include (A) any debt securities issued to any trust other than the Trust (or a trustee of such trust) that is a financing vehicle of the Company (a "financing entity"), in connection with the issuance by such financing entity of equity or other securities in transactions substantially similar in structure to the transactions contemplated hereunder and in the Declaration or (B) any guarantees of the Company in respect of the equity or other securities of any financing entity referred to in clause (A)
above.

         "Special Event" means any of a Tax Event or an Investment Company
Event.

         "Special Redemption Date" has the meaning set forth in Section 10.02.

                                      -5-

         "Special Redemption Price" means (1) if the Special Redemption Date is before March 15, 2010, 107.5% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption and (2) if the Special Redemption Date is on or after March 15, 2010, the Redemption Price for such Special Redemption Date.

         "Subsidiary" means, with respect to any Person, (i) any corporation, at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such
Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its
Subsidiaries, and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition,
"voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         "Tax Event" means the receipt by the Company and the Trust of an
Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, regulatory procedure, notice or announcement (an
"Administrative Action")) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the
Company or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debt Securities, there is more than an insubstantial risk that: (i) the
Trust is, or will be within 90 days of the date of such opinion, subject to
United States federal income tax with respect to income received or accrued on the Debt Securities; (ii) interest payable by the Company on the Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from distributions to holders of Trust Securities, more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

         "Trust" means Quanta Capital Statutory Trust I, the Delaware statutory trust, or any other similar trust created for the purpose of issuing Capital
Securities in connection with the issuance of Debt Securities under this
Indenture, of which the Company is the sponsor.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time-to-time, or any successor legislation.

         "Trust Securities" means Common Securities and Capital Securities of
Quanta Capital Statutory Trust I.

                                      -6-

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder.

         "United States" means the United States of America and the District of
Columbia.

         "U.S. Person" has the meaning given to United States Person as set forth in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                                DEBT SECURITIES

     SECTION 2.01. Authentication and Dating.

         Upon the execution and delivery of this Indenture, or from time to time thereafter, Debt Securities in an aggregate principal amount not in excess of
$41,238,000 may be executed and delivered by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Debt Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, Vice Chairman, President or
Chief Financial Officer or one of its Vice Presidents, without any further action by the Company hereunder. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to
Section 6.01) shall be fully protected in relying upon a copy of any Board
Resolution or Board Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary or other officers with appropriate delegated authority of the Company as the case may be.

         The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if a Responsible
Officer of the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Securityholders. The
Trustee shall also be entitled to receive an opinion of counsel to the effect that (1) all conditions precedent to the execution, delivery and authentication of the Securities have been complied with; (2) the Securities are not required to be registered under the Securities Act; and (3) the Indenture is not required to be qualified under the Trust Indenture Act.

         The definitive Debt Securities shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

         SECTION 2.02. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication on all Debt Securities shall be in substantially the following form:

         This is one of the Debt Securities referred to in the within-mentioned
Indenture.

                                      -7-

         JPMorgan Chase Bank, N.A., not in its individual capacity but solely as
Trustee.

                                               By
                                                  ------------------------------
                                                         Authorized Officer

     SECTION 2.03. Form and Denomination of Debt Securities.

         The Debt Securities shall be substantially in the form of Exhibit A hereto. The Debt Securities shall be in registered, certificated form without coupons and in minimum denominations of $100,000 and any multiple of $1,000 in excess thereof. The Debt Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     SECTION 2.04. Execution of Debt Securities.

         The Debt Securities shall be signed in the name and on behalf of the
Company by the manual or facsimile signature of its Chairman of the Board of
Directors, Vice Chairman, President or Chief Financial Officer or one of its
Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, under its corporate seal (if legally required), which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee or the Authenticating Agent by the manual signature of an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the
Authenticating Agent upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the
Debt Securities shall cease to be such officer before the Debt Securities so signed shall have been authenticated and delivered by the Trustee or the
Authenticating Agent, or disposed of by the Company, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though the
Person who signed such Debt Securities had not ceased to be such officer of the
Company; and any Debt Security may be signed on behalf of the Company by such
Persons as, at the actual date of the execution of such Debt Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Every Debt Security shall be dated the date of its authentication.

     SECTION 2.05. Exchange and Registration of Transfer of Debt Securities.

         The Company shall cause to be kept, at the office or agency maintained for the purpose of registration of transfer and for exchange as provided in
Section 3.02, a register (the "Debt Security Register") for the Debt Securities
issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and

                                      -8-

transfer of all Debt Securities as provided in this Article II. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

         Debt Securities to be exchanged may be surrendered at the Principal
Office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company shall execute, the
Company or the Trustee shall register and the Trustee or the Authenticating
Agent shall authenticate and make available for delivery in exchange therefor the Debt Security or Debt Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Debt Security at the Principal Office of the Trustee or at any
office or agency of the Company maintained for such purpose as provided in
Section 3.02, the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Debt
Security for a like aggregate principal amount. Registration or registration of transfer of any Debt Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Debt Security, shall be deemed to complete the registration or registration of transfer of such Debt
Security.

         All Debt Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the
Authenticating Agent) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Company and either the Trustee or the Authenticating Agent duly executed by, the holder or such holder's attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

         The Company or the Trustee shall not be required to exchange or register a transfer of any Debt Security for a period of 15 days immediately preceding the date of selection of Debt Securities for redemption.

         Notwithstanding the foregoing, Debt Securities may not be transferred except in compliance with the restricted securities legend set forth below, unless otherwise determined by the Company in accordance with applicable law, which legend shall be placed on each Debt Security:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER
APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR
PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED,
ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR
UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS
ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY
PRIOR TO THE DATE WHICH IS THE PERMITTED BY RULE 144(k) UNDER THE

                                      -9-

SECURITIES ACT) AFTER THE LATER OF (Y) THE DATE OR ORIGINAL ISSUANCE HEREOF AND
(Z) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE (AS DEFINED IN RULE 405
UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE HOLDER OF THIS SECURITY OR SUCH
INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE,
IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A)
TO THE COMPANY, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE
144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL
BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE
ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE
TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION
FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED
INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF
RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN
ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES
AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY
DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND
SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO
REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO
THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO
CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL,
CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE
INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS
SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING
RESTRICTIONS.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, REPRESENTS
AND WARRANTS THAT IT WILL NOT ENGAGE IN HEDGING TRANSACTIONS INVOLVING THIS
SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES,
REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL
RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
(EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY
REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN
ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN,
UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE
UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23,
95-60, 91-38, 90-1 OR 84-14

                                      -10-

OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS
NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT
TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY
INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING
THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF
SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS
APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT
PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE
BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT
RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL
DELIVER TO THE COMPANY AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS
MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE
FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS
HAVING A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN
EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A
PRINCIPAL AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO
LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE
THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE
RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL
BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

     SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Debt Securities.

         In case any Debt Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated
Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen. In every case the applicant for a substituted Debt
Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

         The Trustee may authenticate any such substituted Debt Security and deliver the same upon the written request or authorization of any officer of the
Company. Upon the issuance of any substituted Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to

                                      -11-

mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt
Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the
Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every substituted Debt Security issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any such Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this
Indenture equally and proportionately with any and all other Debt Securities duly issued hereunder. All Debt Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.07. Temporary Debt Securities.

         Pending the preparation of definitive Debt Securities, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Debt Securities that are typed, printed or lithographed. Temporary
Debt Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Debt Securities but with such omissions, insertions and variations as may be appropriate for temporary Debt
Securities, all as may be determined by the Company. Every such temporary Debt
Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities. Without unreasonable delay, the
Company will execute and deliver to the Trustee or the Authenticating Agent definitive Debt Securities and thereupon any or all temporary Debt Securities may be surrendered in exchange therefor, at the Principal Office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Debt
Securities a like aggregate principal amount of such definitive Debt Securities.
Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Debt
Securities authenticated and delivered hereunder.

     SECTION 2.08. Payment of Interest.

         Each Debt Security will bear interest at the then applicable Interest
Rate (i) in the case of the initial Interest Period, for the period from, and including, the date of original issuance

                                      -12-

of such Debt Security to, but excluding, the initial Interest Payment Date and
(ii) thereafter, for the period from, and including, the first day following the end of the preceding Interest Period to, but excluding, the applicable Interest
Payment Date or, in the case of the last Interest Period, the Redemption Date, the Special Redemption Date or Maturity Date, as applicable (each period described in (i) and (ii), an "Interest Period"), on the principal thereof, on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on Deferred Interest and on any overdue installment of interest (including Defaulted Interest), payable (subject to the provisions of Article XII) on each Interest Payment Date. Interest and any
Deferred Interest on any Debt Security that is payable, and is punctually paid or duly provided for by the Company, on any Interest Payment Date shall be paid to the Person in whose name said Debt Security (or one or more Predecessor
Securities) is registered at the close of business on the regular record date for such interest installment, except that interest and any Deferred Interest payable on the Maturity Date, any Redemption Date or Special Redemption Date, as
the case may be, shall be paid to the Person to whom principal is paid. In case
(i) the Maturity Date of any Debt Security or (ii) any Debt Security or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and either on or prior to such Interest Payment Date, interest on such Debt Security will be paid upon presentation and surrender of such Debt Security.

         Any interest on any Debt Security, other than Deferred Interest, that is payable, but is not punctually paid or duly provided for by the Company, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder, and such Defaulted Interest shall be paid by the Company to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt
Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than fifteen nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The
Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Debt Security Register, not less than ten days prior to such special record date. Notice of the proposed payment of such
Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered on such special record date and thereafter the Company shall have no further payment obligation in respect of the Defaulted Interest.

                                      -13-

         Any interest scheduled to become payable on an Interest Payment Date occurring during an Extension Period shall not be Defaulted Interest and shall be payable on such other date as may be specified in the terms of such Debt
Securities.

         The term "regular record date" as used in this Section shall mean the fifteenth day prior to the applicable Interest Payment Date whether or not such day is a Business Day.

         Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt
Security.

     SECTION 2.09. Cancellation of Debt Securities Paid, etc.

         All Debt Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee shall be promptly canceled by it, and no Debt
Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of all canceled
Debt Securities in accordance with its customary practices unless the Company otherwise directs the Trustee in writing, in which case the Trustee shall dispose of such Debt Securities as directed by the Company. If the Company shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt
Securities unless and until the same are surrendered to the Trustee for cancellation.

     SECTION 2.10. Computation of Interest

         (a) The amount of interest payable for any Interest Period will be computed on the basis of a 360-day year and the actual number of days elapsed in such Interest Period.

         (b) LIBOR shall be determined by the Calculation Agent for each
Interest Period in accordance with the following provisions:

             (1) On the second LIBOR Business Day (provided, that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a "LIBOR Banking Day"), and otherwise the next preceding LIBOR Business Day that is also a LIBOR Banking Day)
         prior to March 15, June 15, September 15 and December 15, (except, with respect to the first Interest Period, on ______________________, 2004),
         (each such day, a "LIBOR Determination Date"), LIBOR shall equal the rate, as obtained by the Calculation Agent for three-month U.S. Dollar deposits in Europe, which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 2000 Interest
         Rate and Currency Exchange Definitions) or such other page as may replace such Page 3750, as of 11:00 a.m. (London time) on such LIBOR
         Determination Date, as reported by Bloomberg Financial Markets
         Commodities News or any successor service. "LIBOR Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in

                                      -14-

         New York, New York or Wilmington, Delaware are authorized or obligated by law or executive order to be closed. If such rate is superseded on
         Telerate Page 3750 by a corrected rate before 12:00 noon (London time)
         on such LIBOR Determination Date, the corrected rate as so substituted will be LIBOR for such LIBOR Determination Date.

             (2) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750 as reported by Bloomberg Financial Markets
         Commodities News or such other page as may replace such Telerate Page
         3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent)
         by reference to requests for quotations as of approximately 11:00 a.m.
         (London time) on the LIBOR Determination Date made by the Calculation
         Agent to the Reference Banks. If, on any LIBOR Determination Date, at
         least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on any LIBOR
         Determination Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in the City of
         New York (as selected by the Calculation Agent) are quoting on the relevant LIBOR Determination Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, "Reference Banks"
         means four major banks in the London interbank market selected by the
         Calculation Agent.

             (3) If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR for such Interest Period shall be LIBOR in effect for the immediately preceding Interest Period.

         (c) All percentages resulting from any calculations on the Debt
Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

         (d) On each LIBOR Determination Date, the Calculation Agent shall notify, in writing, the Company and the Paying Agent of the applicable Interest
Rate in effect for the related Interest Period. The Calculation Agent shall, upon the request of the holder of any Debt Securities, provide the Interest Rate applicable to the related Interest Period. All calculations made by the
Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Company and the holders of the Debt Securities. The
Paying Agent shall be entitled to rely on information received from the
Calculation Agent or the Company as to the Interest Rate. The Company shall, from time to time, provide any necessary information to the Paying Agent relating to any original issue discount and interest on the Debt Securities that is included in any payment and reportable for taxable income calculation purposes.

                                      -15-

     SECTION 2.11. Extension of Interest Payment Period.

         So long as no Event of Default has occurred and is continuing, the
Company shall have the right, from time to time and without causing an Event of
Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to twenty consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an
"Extension Period"), during which Extension Period no interest shall be due and payable (except any Additional Interest that may be due and payable). No
Extension Period may end on a date other than an Interest Payment Date or extend beyond the Maturity Date, any Redemption Date or the Special Redemption Date, as
the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate in effect for such Extension
Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by law. No interest or Deferred Interest (except any Additional Interest that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof. At the end of any such Extension Period the Company shall pay all Deferred Interest then accrued and unpaid on the Debt Securities;
provided, however, that during any such Extension Period, the Company shall be subject to the restrictions set forth in Section 3.08 of this Indenture. Prior to the termination of any Extension Period, the Company may further extend such
Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed twenty consecutive quarterly periods, or extend beyond the Maturity Date.
Upon the termination of any Extension Period and upon the payment of all
Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company must give the Trustee notice of its election to begin such Extension Period ("Notice") not later than the related regular record date for the next succeeding Interest Payment Date. The Notice shall describe, in reasonable detail, why the Company has elected to begin an
Extension Period. The Notice shall acknowledge and affirm the Company's understanding that it is prohibited from issuing dividends and other distributions during the Extension Period. Upon receipt of the Notice, the
Placement Agent has the right, at its sole discretion, to disclose the name of the Company, the fact that the Company has elected to begin an Extension Period and other information that the Placement Agent, at its sole discretion, deems relevant to the Company's election to begin an Extension Period. The Trustee shall give notice of the Company's election to begin a new Extension Period to the Securityholders.

     SECTION 2.12. CUSIP Numbers.

         The Company in issuing the Debt Securities may use a "CUSIP" number (if then generally in use), and, if so, the Trustee shall use a "CUSIP" number in notices of redemption as a convenience to Securityholders; provided, that any such notice may state that no representation is made as to the correctness of such number either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be

                                      -16-

affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP number.

                                  ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

     SECTION 3.01. Payment of Principal, Premium and Interest; Agreed Treatment
of the Debt Securities.

         (a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid all payments due on the Debt Securities at the place, at the respective times and in the manner provided in this Indenture and the Debt
Securities. At the option of the Company, each installment of interest on the
Debt Securities may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the Debt Security Register or (ii) by wire transfer of immediately available funds to any account with a banking institution located in the United States designated by such holders to the Paying Agent no later than the related record date. Notwithstanding anything to the contrary contained in this Indenture or any Debt Security, if the Trust or the Trustee of the Trust is the holder of any
Debt Security, then all payments in respect of such Debt Security shall be made by the Company in immediately available funds when due.

         (b) The Company will treat the Debt Securities as indebtedness, and the interest payable in respect of such Debt Securities as interest, for all U.S.
federal income tax purposes. All payments in respect of such Debt Securities will be made free and clear of U.S. withholding tax.

         (c) As of the date of this Indenture, the Company represents that it has no intention to exercise its right under Section 2.11 to defer payments of interest on the Debt Securities by commencing an Extension Period.

         (d) As of the date of this Indenture, the Company represents that the likelihood that it would exercise its right under Section 2.11 to defer payments of interest on the Debt Securities by commencing an Extension Period at any time during which the Debt Securities are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase or make a liquidation payment with respect to, any of its outstanding equity and on the Company's ability to make any payments of principal of or interest on, or repurchase or redeem, any of its debt securities that rank pari passu in all respects with (or junior in interest to) the Debt Securities.

     SECTION 3.02. Offices for Notices and Payments, etc.

         So long as any of the Debt Securities remain outstanding, the Company will maintain in New York, New York an office or agency where the Debt
Securities may be presented for payment, an office or agency where the Debt
Securities may be presented for registration of transfer and for exchange as provided in this Indenture and an office or agency where notices and demands to or upon the Company in respect of the Debt Securities or of this

                                      -17-

Indenture may be served. The Company hereby appoints the Trustee at ITS Unit
Trust Window, 4 New York Plaza, Ground Floor, New York, New York 10004,
attention: ITS (Houston) Quanta Capital Statutory Trust I as such office or agency. In case the Company shall fail to maintain any such office or agency in
New York, New York or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

         In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside Houston, Texas where the
Debt Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient;
provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in
New York, New York for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

     SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office.

         The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.09, a
Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 3.04. Provision as to Paying Agent.

         (a) If the Company shall appoint a Paying Agent other than the Trustee, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04;

             (1) that it will hold all sums held by it as such agent for the payment of all payments due on the Debt Securities (whether such sums have been paid to it by the Company or by any other obligor on the Debt
         Securities) in trust for the benefit of the holders of the Debt
         Securities;

             (2) that it will give the Trustee prompt written notice of any failure by the Company (or by any other obligor on the Debt Securities)
         to make any payment on the Debt Securities when the same shall be due and payable; and

             (3) that it will, at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the payments due on the Debt Securities, set aside, segregate and hold in trust for the benefit of the holders of the Debt
Securities a sum sufficient to pay such payments so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Debt Securities) to make any payment on the Debt Securities when the same shall become due and payable.

                                      -18-

         Whenever the Company shall have one or more Paying Agents for the Debt
Securities, it will, on or prior to each due date of the payments on the Debt
Securities, deposit with a Paying Agent a sum sufficient to pay all payments so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee in writing of its action or failure to act.

         (c) Anything in this Section 3.04 to the contrary notwithstanding, the
Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Debt Securities, or for any other reason, pay, or direct any Paying Agent to pay to the Trustee all sums held in trust by the
Company or any such Paying Agent, such sums to be held by the Trustee upon the same terms and conditions herein contained.

         (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to
Sections 12.03 and 12.04.

         (e) The Company hereby initially appoints the Trustee to act as Paying
Agent (the "Paying Agent").

     SECTION 3.05. Certificate to Trustee.

         The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year, so long as Debt Securities are outstanding hereunder, a
Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants of the Company contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

     SECTION 3.06. Additional Interest.

         If and for so long as the Trust is the holder of all Debt Securities and is subject to or otherwise required to pay, or is required to withhold from distributions to holders of Trust Securities, any additional taxes (including withholding taxes), duties, assessments or other governmental charges as a result of a Tax Event, the Company will pay such additional amounts (the
"Additional Interest") on the Debt Securities as shall be required so that the net amounts received and retained by the Trust for distribution to holders of
Trust Securities after paying all taxes (including withholding taxes on distributions to holders of Trust Securities), duties, assessments or other governmental charges will be equal to the amounts the Trust would have received and retained for distribution to holders of Trust Securities after paying all taxes (including withholding taxes on distributions to holders of Trust
Securities), duties, assessments or other governmental charges if no such additional taxes, duties, assessments or other governmental charges had been imposed.

         Whenever in this Indenture or the Debt Securities there is a reference in any context to the payment of principal of or premium, if any, or interest on the Debt Securities, such mention shall be deemed to include mention of payments of the Additional Interest provided for in this Section to the extent that, in such context, Additional Interest is, was or would be payable

                                      -19-

in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Interest (if applicable) in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made; provided, however, that, notwithstanding anything to the contrary contained in this Indenture or any Debt Security, the deferral of the payment of interest during an Extension
Period pursuant to Section 2.11 shall not defer the payment of any Additional
Interest that may be due and payable.

     SECTION 3.07. Compliance with Consolidation Provisions.

         The Company will not, while any of the Debt Securities remain outstanding, consolidate with, or merge into any other Person, or merge into itself, or sell or convey all or substantially all of its property or capital stock to any other Person unless the provisions of Article XI hereof are complied with.

     SECTION 3.08. Limitation on Dividends.

         If Debt Securities are initially issued to the Trust or a trustee of such Trust in connection with the issuance of Trust Securities by the Trust
(regardless of whether Debt Securities continue to be held by such Trust) and
(i) there shall have occurred and be continuing an Event of Default, (ii) the
Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (iii) the Company shall have given notice of its election to defer payments of interest on the Debt Securities by extending the interest payment period as provided herein and such period, or any extension thereof, shall have commenced and be continuing, then the Company may not (A)
declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (B) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Debt Securities or (C)
make any payment under any guarantees of the Company that rank in all respects pari passu with or junior in interest to the Capital Securities Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (I) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (II) in connection with a dividend reinvestment or stockholder stock purchase plan or (III) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the occurrence of (i), (ii) or (iii) above,
(b) as a result of any exchange, reclassification, combination or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e)
any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

                                      -20-

     SECTION 3.09. Covenants as to the Trust.

         For so long as such Trust Securities remain outstanding, the Company shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company under this Indenture that is a U.S.
Person may succeed to the Company's ownership of such Common Securities. The
Company, as owner of the Common Securities, shall use commercially reasonable efforts to cause the Trust (a) to remain a statutory trust, except in connection with a distribution of Debt Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities or certain mergers, consolidations or amalgamations, each as permitted by the
Declaration, (b) to otherwise continue to be classified as a grantor trust for
United States federal income tax purposes and (c) to cause each holder of Trust
Securities to be treated as owning an undivided beneficial interest in the Debt
Securities.

     SECTION 3.10. Consent to Jurisdiction and Venue.

         The Company has validly and irrevocably submitted to the nonexclusive jurisdiction of any New York Court (as defined in Section 14.13 of this
Indenture) with respect to suits, actions or proceedings arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Capital Securities, has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any New York Court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any New York Court has been brought in an inconvenient forum, and has duly and irrevocably appointed CT Corporation System in New York, New York as its agent to receive service of process with respect to actions arising out of or in connection with any such suit, action or proceeding; and service of process effected in the manner set forth in Section 14.13 of this Indenture will be effective under the laws of Bermuda to confer personal jurisdiction over the Company.

                                   ARTICLE IV

                LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

     SECTION 4.01. Securityholders' Lists.

         The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

         (a) on each regular record date for an Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of the Debt Securities as of such record date;

         (b) at such other times as the Trustee may request in writing, within
30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that no such lists need be furnished under this Section
4.01 so long as the Trustee is in possession thereof by reason of its acting as
Debt Security registrar; and

                                      -21-

         (c) except that no such lists need be furnished under this Section 4.01 so long as the Trustee is in possession thereof by reason of its acting as Debt
Security registrar.

     SECTION 4.02. Preservation and Disclosure of Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of
Debt Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Debt
Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

         (b) In case three or more holders of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the
Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debt Securities with respect to their rights under this Indenture or under such Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either:

             (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection
         (a) of this Section 4.02, or

             (2) inform such applicants as to the approximate number of holders of Debt Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of Debt Securities whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, if permitted or required by applicable law, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of all Debt
Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, as permitted or required by applicable law, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so

                                      -22-

sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender;
otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debt Securities in accordance with the provisions of subsection (b) of this
Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 4.03. Financial and Other Information.

         (a) The Company shall deliver to each holder of Debt Securities: (1)
within 45 days after the end of each quarterly fiscal period other than year end, unaudited consolidated financial statements of the Company (including balance sheet and income statement) covering such period; (2) within 5 days of public release of the annual earnings, consolidated financial statements of the
Company (include balance sheet and income statement) covering the related annual period; (3) within the earlier of (y) 90 days after the end of each fiscal year and (z) such earlier number of days prescribed by the Securities and Exchange
Commission for the filing with it of a Form 10-K by companies subject to the informational reporting requirements of the Exchange Act, (i) audited consolidated financial statements of the Company (including balance sheet and income statement) covering such fiscal year, (ii) the report of the independent accountants with respect to such financial statements and (iii) an Officer's
Certificate of the Company detailing any material differences between the unaudited financial statements for such fiscal year delivered pursuant to clause
(2) above and those delivered pursuant to this clause; (4) within 7 days after the filing thereof, each Form 10-K and Form 10-Q that is prepared and filed by the Company with the Securities and Exchange Commission in accordance with the
Exchange Act, if any; (5) if the Company is not then (y) subject to Section 13 or 15(d) of the Exchange Act or (z) exempt from reporting pursuant to Rule
12g3-2(b) thereunder, the information required to be provided by Rule 144A(d)(4)
under the Securities Act unless all of such information has been previously delivered to holders of the Debt Securities under clause (1), (2) or (3) above;
and (6) within 30 days after the end of the fiscal year of the Company, Form
1099 or such other annual U.S. federal income tax information statement required by the Code containing such information with regard to the Debt Securities held by such holder as is required by the Code and the income tax regulations of the
U.S. Treasury thereunder.

         (b) The Company will cause copies of the annual financial statements of the Company and/or Affiliates that are filed with the insurance regulator in each jurisdiction in which the Company or any such Affiliate is incorporated to be delivered to the holder of the Debt Securities promptly following their filing.

                                   ARTICLE V

                                      -23-

          REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS UPON AN EVENT OF
                                    DEFAULT

     SECTION 5.01. Events of Default. The following events shall be "Events of
Default" with respect to Debt Securities:

         (a) the Company defaults in the payment of any interest upon any Debt
Security when it becomes due and payable, and continuance of such default for a period of 30 days; for the avoidance of doubt, an extension of any interest payment period by the Company in accordance with Section 2.11 of this Indenture shall not constitute a default under this clause 5.01(a); or

         (b) the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debt Securities as and when the same shall become due and payable either at maturity, upon redemption, by acceleration of Maturity pursuant to Section 5.01 of this Indenture or otherwise; or

         (c) the Company defaults in the performance of, or breaches, any of its covenants or agreements in Sections 3.06, 3.07, 3.08 or 3.09 of this Indenture
(other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the outstanding Debt Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default' hereunder; or

         (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or orders the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (f) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (1) the distribution of the Debt Securities to holders of the
Trust Securities in liquidation of their interests in the Trust, (2) the redemption of all of the outstanding Trust Securities or (3) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

                                      -24-

         If an Event of Default specified under clause (a), (b) or (c) of this
Section 5.01 occurs and is continuing with respect to the Debt Securities, then, in each and every such case, unless the principal of the Debt Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debt Securities then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal of the Debt
Securities and any premium and interest accrued, but unpaid, thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified under clause (d), (e) or (f) of this Section 5.01 occurs, then, in each and every such case, the entire principal amount of the Debt Securities and any premium and interest accrued, but unpaid, thereon shall ipso facto become immediately due and payable without further action.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Debt Securities shall have become due by acceleration, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities and all payments on the
Debt Securities which shall have become due otherwise than by acceleration (with interest upon all such payments and Deferred Interest, to the extent permitted by law) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.06, if any, and (ii) all Events of Default under this Indenture, other than the non-payment of the payments on Debt Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the holders of a majority in aggregate principal amount of the Debt Securities then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon; provided, however, that if the Debt Securities are held by the Trust or a trustee of the Trust, such waiver or rescission and annulment shall not be effective until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have consented to such waiver or rescission and annulment.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the
Company, the Trustee and the holders of the Debt Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Debt
Securities shall continue as though no such proceeding had been taken.

     SECTION 5.02. Payment of Debt Securities on Default; Suit Therefor.

         The Company covenants that upon the occurrence of an Event of Default pursuant to clause 5.01(a) or 5.01(b) and upon demand of the Trustee, the
Company will pay to the Trustee, for the benefit of the holders of the Debt
Securities, the whole amount that then shall have become due and payable on all
Debt Securities including Deferred Interest accrued on the

                                      -25-

Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amounts due to the Trustee under Section 6.06. In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Debt Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Debt
Securities wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debt Securities under Bankruptcy Law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debt Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debt
Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debt Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor
Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all other amounts due to the Trustee under Section 6.06) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debt Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debt Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor
Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee under Section 6.06.

         Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the
Debt Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                                      -26-

         All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities, may be enforced by the Trustee without the possession of any of the Debt Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debt Securities.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the
Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debt Securities, and it shall not be necessary to make any holders of the
Debt Securities parties to any such proceedings.

     SECTION 5.03. Application of Moneys Collected by Trustee.

         Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debt Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses incurred by, and reasonable fees of, the Trustee, its agents, attorneys and counsel, and of all other amounts due to the Trustee under Section 6.06;

         Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV;

         Third: To the payment of the amounts then due and unpaid upon Debt
Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Debt Securities; and

         Fourth: The balance, if any, to the Company.

     SECTION 5.04. Proceedings by Securityholders.

         No holder of any Debt Security shall have any right to institute any suit, action or proceeding for any remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default with respect to the Debt Securities and unless the holders of not less than 25%
in aggregate principal amount of the Debt Securities then outstanding shall have given the Trustee a written request to institute such action, suit or proceeding and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding;
provided, that no holder of Debt Securities shall have any right to prejudice the rights of any other holder of Debt Securities, obtain priority or preference over any other such holder or enforce any right under this Indenture except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debt Securities.

                                      -27-

         Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Debt Security to receive payment of the principal of, premium, if any, and interest on such Debt Security when due, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 5.05. Proceedings by Trustee.

         In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this
Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this
Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this
Indenture or by law.

     SECTION 5.06. Remedies Cumulative and Continuing.

         Except as otherwise provided in Section 2.06, all powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Debt
Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debt Securities, and no delay or omission of the Trustee or of any holder of any of the Debt Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this
Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority
of Securityholders.

         The holders of a majority in aggregate principal amount of the Debt
Securities affected at the time outstanding and, if the Debt Securities are held by the Trust or a trustee of the Trust, the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such Debt Securities; provided, however, that if the Debt Securities are held by the Trust or a trustee of the Trust, such time, method and place or such exercise, as the case may be, may not be so directed until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have directed such time, method and place or such exercise, as the case may be; provided, further, that
(subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders

                                      -28-

not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if a Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration of acceleration, or ipso facto acceleration, of the maturity of the Debt Securities, the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding may on behalf of the holders of all of the Debt Securities waive (or modify any previously granted waiver of)
any past default or Event of Default and its consequences, except a default (a)
in the payment of principal of, premium, if any, or interest on any of the Debt
Securities, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants contained in Section 3.09;
provided, however, that if the Debt Securities are held by the Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of the outstanding Trust Securities of the Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the holder of each outstanding Debt Security is required, such waiver or modification to such waiver shall not be effective until each holder of the outstanding Capital Securities of the Trust shall have consented to such waiver or modification to such waiver. Upon any such waiver or modification to such waiver, the Default or Event of Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Debt Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver or modification to such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said Default or Event of Default shall for all purposes of the Debt Securities and this
Indenture be deemed to have been cured and to be not continuing.

     SECTION 5.08. Notice of Defaults.

         The Trustee shall, within 90 days after a Responsible Officer of the
Trustee shall have actual knowledge or received written notice of the occurrence of a default with respect to the Debt Securities, mail to all Securityholders, as the names and addresses of such holders appear upon the Debt Security
Register, notice of all defaults with respect to the Debt Securities known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "default" for the purpose of this Section 5.08 is hereby defined to be any event that is, or after notice or lapse of time or both would become, an Event of Default, specified in Section 5.01, not including periods of grace, if any, provided for therein); provided, that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Debt Securities, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the
Securityholders.

     SECTION 5.09. Undertaking to Pay Costs.

         All parties to this Indenture agree, and each holder of any Debt
Security by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party

                                      -29-

litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities (or, if such Debt Securities are held by the Trust or a trustee of the Trust, more than 10% in liquidation amount of the outstanding Capital Securities), or to any suit instituted by any
Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security against the Company on or after the same shall have become due and payable or to any suit instituted in accordance with Section 14.12.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

     SECTION 6.01. Duties and Responsibilities of Trustee.

         With respect to the holders of Debt Securities issued hereunder, the
Trustee, prior to the occurrence of an Event of Default with respect to the Debt
Securities and after the curing or waiving of all Events of Default which may have occurred, with respect to the Debt Securities, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debt Securities has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default with respect to the
Debt Securities and after the curing or waiving of all Events of Default which may have occurred

             (1) the duties and obligations of the Trustee with respect to the
         Debt Securities shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to the Debt
         Securities as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

             (2) in the absence of bad faith on the part of the Trustee, the
         Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically

                                      -30-

         required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the
Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

         (d) the Trustee shall not be charged with knowledge of any Default or
Event of Default with respect to the Debt Securities unless either (1) a
Responsible Officer shall have actual knowledge of such Default or Event of
Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Debt
Securities or by any holder of the Debt Securities, except with respect to an
Event of Default pursuant to Sections 5.01 (a) or 5.01 (b) hereof (other than an
Event of Default resulting from the default in the payment of Additional
Interest if the Trustee does not have actual knowledge or written notice that such payment is due and payable), of which the Trustee shall be deemed to have knowledge; and

         (e) in the absence of bad faith on the part of the Trustee, the Trustee may seek and rely on reasonable instructions from the Company.

         None of the provisions contained in this Indenture shall require the
Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

     SECTION 6.02. Reliance on Documents, Opinions, etc.

         Except as otherwise provided in Section 6.01:

         (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board
Resolution may be evidenced to the Trustee by a copy thereof certified by the
Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any

                                      -31-

action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this
Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to the Debt Securities (that has not been cured or waived) to exercise with respect to the Debt Securities such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the outstanding Debt Securities affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

     SECTION 6.03. No Responsibility for Recitals, etc.

         The recitals contained herein and in the Debt Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating
Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee and the
Authenticating Agent shall not be accountable for the use or application by the
Company of any Debt Securities or the proceeds of any Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

                                      -32-

     SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents
or Registrar May Own Debt Securities.

         The Trustee or any Authenticating Agent or any Paying Agent or any
transfer agent or any Debt Security registrar, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, transfer agent or Debt Security registrar.

     SECTION 6.05. Moneys to be Held in Trust.

         Subject to the provisions of Section 12.04, all moneys received by the
Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.
So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys, if any, shall be paid from time to time to the Company upon the written order of the Company, signed by the Chairman of the
Board of Directors, the President, the Chief Operating Officer, a Vice
President, the Treasurer or an Assistant Treasurer of the Company.

     SECTION 6.06. Compensation and Expenses of Trustee.

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its written request for all documented reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this
Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all Persons not regularly in its employ)
except any such expense, disbursement or advance that arises from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee
(including in its individual capacity) and any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee), except to the extent such loss, damage, claim, liability or expense results from the negligence or bad faith of such indemnitee, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses of defending itself against any claim or liability in the premises. The obligations of the
Company under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for documented expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by (and the Company hereby grants and pledges to the Trustee) a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities.

         Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default

                                      -33-

specified in subsections (d), (e) or (f) of Section 5.01, the expenses
(including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

         Notwithstanding anything in this Indenture or any Debt Security to the contrary, the Trustee shall have no obligation whatsoever to advance funds to pay any principal of or interest on or other amounts with respect to the Debt
Securities or otherwise advance funds to or on behalf of the Company.

     SECTION 6.07. Officers' Certificate as Evidence.

         Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the
Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 6.08. Eligibility of Trustee.

         The Trustee hereunder shall at all times be a U.S. Person that is a banking corporation or national association organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars
($50,000,000) and subject to supervision or examination by federal, state, or
District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.08 the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent records of condition so published.

         The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as
Trustee, notwithstanding that such corporation or national association shall be otherwise eligible and qualified under this Article.

         In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.09.

                                      -34-

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Indenture.

     SECTION 6.09. Resignation or Removal of Trustee, Calculation Agent, Paying
Agent or Debt Security Registrar.

         (a) The Trustee, or any trustee or trustees hereafter appointed, the
Calculation Agent, the Paying Agent and any Debt Security registrar may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof, at the Company's expense, to the holders of the Debt
Securities at their addresses as they shall appear on the Debt Security
Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor or successors by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning party and one copy to the successor. If no successor shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning party may petition any court of competent jurisdiction for the appointment of a successor, or any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months may, subject to the provisions of Section 5.09, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor.

         (b) In case at any time any of the following shall occur -

             (1) the Trustee shall fail to comply with the provisions of the last paragraph of Section 6.08 after written request therefor by the
         Company or by any Securityholder who has been a bona fide holder of a
         Debt Security or Debt Securities for at least six months,

             (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.08 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

             (3) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the
Board of Directors, one copy of which instrument shall be delivered to the
Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 5.09, if no successor Trustee shall have been so appointed and have accepted appointment within 30 days of the occurrence of any of (1),
(2) or (3) above, any Securityholder who has been a bona fide holder of a Debt
Security or Debt Securities for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a

                                      -35-

successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor
Trustee.

         (c) Upon prior written notice to the Company and the Trustee, the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding may at any time remove the Trustee and nominate a successor
Trustee, which shall be deemed appointed as successor Trustee unless within ten
Business Days after such nomination the Company objects thereto, in which case or in the case of a failure by such holders to nominate a successor Trustee, the
Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.09 provided, may petition any court of competent jurisdiction for an appointment of a successor.

         (d) Any resignation or removal of the Trustee, the Calculation Agent, the Paying Agent and any Debt Security registrar and appointment of a successor pursuant to any of the provisions of this Section 6.09 shall become effective upon acceptance of appointment by the successor as provided in Section 6.10.

     SECTION 6.10. Acceptance by Successor.

         Any successor Trustee, Calculation Agent, Paying Agent or Debt Security
Register appointed as provided in Section 6.09 shall execute, acknowledge and deliver to the Company and to its predecessor an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring party shall become effective and such successor, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to the Debt Securities of its predecessor hereunder, with like effect as if originally named herein; but, nevertheless, on the written request of the Company or of the successor, the party ceasing to act shall, upon payment of the amounts then due it pursuant to the provisions of
Section 6.06, execute and deliver an instrument transferring to such successor all the rights and powers of the party so ceasing to act and shall duly assign, transfer and deliver to such successor all property and money held by such retiring party hereunder. Upon request of any such successor, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor all such rights and powers. Any party ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected to secure any amounts then due it pursuant to the provisions of Section 6.06.

         If a successor Trustee is appointed, the Company, the retiring Trustee and the successor Trustee shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities as to which the predecessor
Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                                      -36-

         No successor Trustee shall accept appointment as provided in this
Section 6.10 unless at the time of such acceptance such successor Trustee shall be eligible and qualified under the provisions of Section 6.08.

         In no event shall a retiring Trustee, Calculation Agent, Paying Agent or Debt Security registrar be liable for the acts or omissions of any successor hereunder.

         Upon acceptance of appointment by a successor Trustee, Calculation
Agent, Paying Agent or Debt Security registrar as provided in this Section 6.10, the Company shall mail notice of the succession to the holders of Debt
Securities at their addresses as they shall appear on the Debt Security
Register. If the Company fails to mail such notice within ten Business Days after the acceptance of appointment by the successor, the successor shall cause such notice to be mailed at the expense of the Company.

     SECTION 6.11. Succession by Merger, etc.

         Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the
Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person shall be otherwise eligible and qualified under this Article.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Debt
Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities or in this
Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debt Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 6.12. Authenticating Agents.

         There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Debt Securities issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debt Securities; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating
Agent with respect to the authentication and delivery of Debt Securities. Any such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as
Authenticating Agent, having a combined capital and surplus of at least
$50,000,000 and

                                      -37-

being subject to supervision or examination by federal, state, territorial or
District of Columbia authority. If such Person publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.12 the combined capital and surplus of such
Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

         Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such
Authenticating Agent hereunder, if such successor Person is otherwise eligible under this Section 6.12 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any
time terminate the agency of any Authenticating Agent with respect to the Debt
Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.12, the Trustee may, and upon the request of the
Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.12, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Debt Securities as the names and addresses of such holders appear on the Debt Security Register.
Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to the Debt Securities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

         The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee and shall receive such reasonable indemnity as it may require against the costs, expenses and liabilities incurred in furtherance of its duties under this Section 6.12.

                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

     SECTION 7.01. Action by Securityholders.

         Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debt Securities or aggregate liquidation amount of Capital Securities may take any action
(including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be

                                      -38-

evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders or holders of Capital Securities, as the case may be, in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Debt Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII or of such holders of Capital Securities duly called and held in accordance with the provisions of the Declaration, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such
Securityholders or holders of Capital Securities, as the case may be, or (d) by any other method the Trustee deems satisfactory.

         If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, the Company may, at its option, as evidenced by an
Officers' Certificate, fix in advance a record date for such Debt Securities for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding
Debt Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, and for that purpose the outstanding Debt Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this
Indenture not later than six months after the record date.

     SECTION 7.02. Proof of Execution by Securityholders.

         Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or such Securityholder's agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debt Securities shall be proved by the Debt Security Register or by a certificate of the Debt Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

     SECTION 7.03. Who Are Deemed Absolute Owners.

         Prior to due presentment for registration of transfer of any Debt
Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent,
any transfer agent and any Debt Security registrar may deem the Person in whose name such Debt Security shall be registered upon the Debt Security Register to be, and may treat such Person as, the absolute owner of such Debt Security
(whether or not such Debt Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest

                                      -39-

on such Debt Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any transfer agent nor any Debt Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon such holder's order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

     SECTION 7.04. Debt Securities Owned by Company Deemed Not Outstanding.

         In determining whether the holders of the requisite aggregate principal amount of Debt Securities have concurred in any direction, consent or waiver under this Indenture, Debt Securities which are owned by the Company or any other obligor on the Debt Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the
Company (other than the Trust) or any other obligor on the Debt Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, that for the purposes of determining whether the
Trustee shall be protected in relying on any such direction, consent or waiver, only Debt Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the
Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the
Trustee.

     SECTION 7.05. Revocation of Consents; Future Holders Bound.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action, any holder (in cases where no record date has been set pursuant to Section 7.01) or any holder as of an applicable record date (in cases where a record date has been set pursuant to
Section 7.01) of a Debt Security (or any Debt Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Debt Securities the holders of which have consented to such action may, by filing written notice with the Trustee at the
Principal Office of the Trustee and upon proof of holding as provided in Section
7.02, revoke such action so far as concerns such Debt Security (or so far as concerns the principal amount represented by any exchanged or substituted Debt
Security). Except as aforesaid any such action taken by the holder of any Debt
Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Debt Security, and of any Debt Security issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such
Debt Security or any Debt Security issued in exchange or substitution therefor.

                                      -40-

                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

     SECTION 8.01. Purposes of Meetings.

         A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by
Securityholders pursuant to any of the provisions of Article V;

         (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

         (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Debt Securities under any other provision of this Indenture or under applicable law.

     SECTION 8.02. Call of Meetings by Trustee.

         The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in The City of New York, the Borough of Manhattan, or Houston, Texas, as the
Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Debt
Securities affected at their addresses as they shall appear on the Debt
Securities Register. Such notice shall be mailed not less than 20 nor more than
180 days prior to the date fixed for the meeting.

     SECTION 8.03. Call of Meetings by Company or Securityholders.

         In case at any time the Company pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Debt Securities, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section
8.02.

                                      -41-

     SECTION 8.04. Qualifications for Voting.

         To be entitled to vote at any meeting of Securityholders a Person shall be (a) a holder of one or more Debt Securities with respect to which the meeting is being held or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more such Debt Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the
Company and its counsel.

     SECTION 8.05. Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of
Securityholders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the
Company or by Securityholders as provided in Section 8.03, in which case the
Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote at the meeting.

         Subject to the provisions of Section 7.04, at any meeting each holder of Debt Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debt
Securities held or represented by such holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debt Securities held by such chairman or instruments in writing as aforesaid duly designating such chairman as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 8.06. Voting.

         The vote upon any resolution submitted to any meeting of holders of
Debt Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debt
Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the

                                      -42-

secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Debt
Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 8.07. Quorum; Actions.

         The Persons entitled to vote a majority in outstanding principal amount of the Debt Securities shall constitute a quorum for a meeting of
Securityholders; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in outstanding principal amount of the Debt
Securities, the Persons holding or representing such specified percentage in outstanding principal amount of the Debt Securities will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Securityholders, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the outstanding principal amount of the Debt Securities which shall constitute a quorum.

         Except as limited by the proviso in the first paragraph of Section
9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of not less than a majority in outstanding principal amount of the Debt Securities; provided, however, that, except as limited by the proviso in the first paragraph of Section 9.02, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action that this Indenture expressly provides may be given by the holders of not less than a specified percentage in outstanding principal amount of the Debt
Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in outstanding principal amount of the Debt Securities.

         Any resolution passed or decision taken at any meeting of holders of
Debt Securities duly held in accordance with this Section shall be binding on all the Securityholders, whether or not present or represented at the meeting.

                                      -43-

     SECTION 8.08. Written Consent Without a Meeting.

         Whenever under this Indenture, Securityholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the
Securityholders of all outstanding Debt Securities entitled to vote thereon. No consent shall be effective to take the action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this paragraph to the Trustee, written consents signed by a sufficient number of
Securityholders to take action are delivered to the Trustee at its Principal
Office. Delivery made to the Trustee at its Principal Office, shall be by hand or by certificated or registered mail, return receipt requested. Written consent thus given by the Securityholders of such number of Debt Securities as is required hereunder, shall have the same effect as a valid vote of
Securityholders of such number of Debt Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures without Consent of Securityholders.

         The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, without the consent of the Securityholders, for one or more of the following purposes:

         (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company, pursuant to Article XI hereof;

         (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of Debt Securities as the Board of Directors shall consider to be for the protection of the holders of such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth;
provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make or amend such other provisions in regard to matters or questions arising under this Indenture; provided, that any such action shall not adversely affect the interests of the holders of the Debt Securities;

         (d) to add to, delete from, or revise the terms of Debt Securities, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Debt

                                      -44-

Securities, including to provide for transfer procedures and restrictions substantially similar to those applicable to the Capital Securities, as required by Section 2.05 (for purposes of assuring that no registration of Debt
Securities is required under the Securities Act of 1933, as amended); provided, that any such action shall not adversely affect the interests of the holders of the Debt Securities then outstanding (it being understood, for purposes of this proviso, that transfer restrictions on Debt Securities substantially similar to those applicable to Capital Securities shall not be deemed to adversely affect the holders of the Debt Securities);

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one
Trustee, pursuant to the requirements of Section 6.10;

         (f) to make any change (other than as elsewhere provided in this paragraph) that does not adversely affect the rights of any Securityholder in any material respect; or

         (g) to provide for the issuance of and establish the form and terms and conditions of the Debt Securities, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or the Debt
Securities, or to add to the rights of the holders of Debt Securities.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

     SECTION 9.02. Supplemental Indentures with Consent of Securityholders.

         With the consent (evidenced as provided in Section 7.01) of the holders of not less than a majority in aggregate principal amount of the Debt Securities at the time outstanding affected by such supplemental indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act, then in effect, applicable to indentures qualified thereunder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; provided, however, that no such supplemental indenture shall without such consent of the holders of each
Debt Security then outstanding and affected thereby (i) change the Maturity Date of any Debt Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate (or manner of calculation of the rate) or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof

                                      -45-

or any interest or premium thereon payable in any coin or currency other than
United States Dollars or impair or affect the right of any Securityholder to institute suit for payment thereof or impair the right of repayment, if any, at the option of the holder, or (ii) reduce the aforesaid percentage of Debt
Securities the holders of which are required to consent to any such supplemental indenture; and provided, further, that if the Debt Securities are held by the
Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities shall have consented to such supplemental indenture; provided, further, that if the consent of the Securityholder of each outstanding Debt Security is required, such supplemental indenture shall not be effective until each holder of the outstanding Capital Securities shall have consented to such supplemental indenture.

         Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders (and holders of Capital Securities, if required) as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the
Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the
Debt Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 9.03. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.04. Notation on Debt Securities.

         Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation as to any matter provided for in such supplemental indenture. If the
Company or the Trustee shall so

                                      -46-

determine, new Debt Securities so modified as to conform, in the opinion of the
Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the
Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Debt Securities then outstanding.

     SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be
Furnished to Trustee.

         The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall, in addition to the documents required by Section 14.06, receive an
Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX. The Trustee shall receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article IX is authorized or permitted by, and conforms to, the terms of this
Article IX and that it is proper for the Trustee under the provisions of this
Article IX to join in the execution thereof.

                                   ARTICLE X

                            REDEMPTION OF SECURITIES

     SECTION 10.01. Optional Redemption.

         The Company shall have the right, to redeem the Debt Securities, in whole or (provided that all accrued and unpaid interest has been paid on all
Debt Securities for all Interest Periods terminating on or prior to such date)
from time to time in part, on any Interest Payment Date on or after March 15,
2009 (each, a "Redemption Date"), at the Redemption Price.

     SECTION 10.02. Special Event Redemption

         If a Special Event shall occur and be continuing, the Company shall have the right to redeem the Debt Securities, in whole but not in part, at any time within 90 days following the occurrence of such Special Event (the "Special
Redemption Date"), at the Special Redemption Price. In the event that the
Special Redemption Date falls on a day prior to the LIBOR Determination Date for any Interest Period, then the Company shall be required to pay to
Securityholders, on the Business Day following such LIBOR Determination Date, any additional amount of interest that would have been payable on the Special
Redemption Date had the amount of interest determined on such LIBOR
Determination Date been known on the first day of such Interest Period

     SECTION 10.03. Notice of Redemption; Selection of Debt Securities.

         In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debt Securities, it shall fix a date for redemption and shall mail, or cause the Trustee to mail (at the expense of the
Company) a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the
Debt Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner

                                      -47-

herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security.

         Each such notice of redemption shall specify the CUSIP number, if any, of the Debt Securities to be redeemed, the date fixed for redemption, the redemption price at which Debt Securities are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue.
If less than all the Debt Securities are to be redeemed the notice of redemption shall specify the numbers of the Debt Securities to be redeemed. In case the
Debt Securities are to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt
Security, a new Debt Security or Debt Securities in principal amount equal to the unredeemed portion thereof will be issued.

         Prior to 10:00 a.m. New York City time on the Redemption Date or the
Special Redemption Date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more
Paying Agents an amount of money sufficient to redeem on the redemption date all the Debt Securities so called for redemption at the appropriate redemption price, together with unpaid accrued interest to the date fixed for redemption.

         The Company will give the Trustee notice not less than 45 nor more than
60 days prior to the Redemption Date or the Special Redemption Date as to the
redemption price at which the Debt Securities are to be redeemed and the aggregate principal amount of Debt Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities or portions thereof (in integral multiples of
$1,000) to be redeemed.

     SECTION 10.04. Payment of Debt Securities Called for Redemption.

         If notice of redemption has been given as provided in Section 10.03, the Debt Securities or portions of Debt Securities with respect to which such notice has been given shall become due and payable on the related Redemption
Date or the Special Redemption Date (as the case may be) and at the place or places stated in such notice at the applicable redemption price, together with unpaid interest accrued thereon to said Redemption Date or the Special
Redemption Date (as the case may be) and on and after said Redemption Date or the Special Redemption Date (as the case may be) (unless the Company shall default in the payment of such Debt Securities at the redemption price, together with unpaid interest accrued thereon to said date) interest on the Debt
Securities or portions of Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, such Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with unpaid interest accrued thereon to said Redemption Date or the Special Redemption Date (as the case may be).

                                      -48-

         Upon presentation of any Debt Security redeemed in part only, the
Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debt
Security or Debt Securities of authorized denominations in principal amount equal to the unredeemed portion of the Debt Security so presented.

                                   ARTICLE XI

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     SECTION 11.01. Company May Consolidate, etc., on Certain Terms.

         Nothing contained in this Indenture or in the Debt Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of all or substantially all of the property or capital stock of the Company or its successor or successors to any other corporation (whether or not affiliated with the Company, or its successor or successors) authorized to acquire and operate the same; provided, however, that the Company hereby covenants and agrees that, (i) upon any such consolidation, merger (where the Company is not the surviving corporation), sale, conveyance, transfer or other disposition, the successor entity shall be a corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia (unless such corporation has (1) agreed to make all payments due in respect of the Debt Securities or, if outstanding, the Trust
Securities and the Capital Securities Guarantee without withholding or deduction for, or on account of, any taxes, duties, assessments or other governmental charges under the laws or regulations of the jurisdiction of organization or residence (for tax purposes) or of such corporation or any political subdivision or taxing authority thereof or therein unless required by applicable law, in which case such corporation shall have agreed to pay such additional amounts as shall be required so that the net amounts received and retained by the holders of such Debt Securities Trust Securities, as the case may be, after payment of all taxes (including withholding taxes), duties, assessments or other governmental charges, will be equal to the amounts that such holders would have received and retained had no such taxes (including withholding taxes, duties, assessments or other governmental charges been imposed, (2) irrevocably and unconditionally consented and submitted to the jurisdiction of any United States federal court or New York state court, in each case located in the City of New
York, the Borough of Manhattan, in respect of any action, suit or proceeding against it arising out of or in connection with this Indenture, the Debt
Securities, the Capital Securities Guarantee or the Declaration and irrevocably and unconditionally waived, to the fullest extent permitted by law, any objection to the laying of venue in any such court or that any such action, suit or proceeding has been brought in an inconvenient forum and (3) irrevocably appointed an agent in The City of New York for service of process in any action, suit or proceeding referred to in clause (2) above) and such corporation expressly assumes all of the obligations of the Company under the Debt
Securities, this Indenture, the Capital Securities Guarantee and the Declaration
and (ii) after giving effect to any such consolidation, merger, sale, conveyance, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing.

                                      -49-

     SECTION 11.02. Successor Entity to be Substituted.

         In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debt Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and thereupon the predecessor entity shall be relieved of any further liability or obligation hereunder or upon the Debt Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the
Company, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the
Authenticating Agent; and, upon the order of such successor entity instead of the Company and subject to all the terms, conditions and limitations in this
Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Company, to the Trustee or the Authenticating
Agent for authentication, and any Debt Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee or the
Authenticating Agent for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the
Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

     SECTION 11.03. Opinion of Counsel to be Given to Trustee.

         The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall receive, in addition to the Opinion of Counsel required by Section 9.05, an
Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or other disposition, and any assumption, permitted or required by the terms of this Article XI complies with the provisions of this
Article XI.

                                  ARTICLE XII

                     SATISFACTION AND DISCHARGE OF INDENTURE

     SECTION 12.01.    Discharge of Indenture.

         When (a) the Company shall deliver to the Trustee for cancellation all
Debt Securities theretofore authenticated (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06) and not theretofore canceled, or (b) all the
Debt Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds, which shall be immediately due and payable,

                                      -50-

sufficient to pay at maturity or upon redemption all of the Debt Securities
(other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to the Maturity
Date, any Redemption or the Special Redemption Date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Debt Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 12.04, or (2) paid to any state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in the case of either clause (a) or clause (b) the
Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.05, 2.06, 3.01, 3.02, 3.04, 6.06, 6.09 and 12.04
hereof, which shall survive until such Debt Securities shall mature or are redeemed, as the case may be, and are paid in full. Thereafter, Sections 6.06,
6.09 and 12.04 shall survive, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this
Indenture or the Debt Securities.

     SECTION 12.02. Deposited Moneys to be Held in Trust by Trustee.

         Subject to the provisions of Section 12.04, all moneys deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the
Company if acting as its own Paying Agent), to the holders of the particular
Debt Securities for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, and premium, if any, and interest.

     SECTION 12.03.    Paying Agent to Repay Moneys Held.

         Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent of the Debt Securities (other than the Trustee) shall, upon demand of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 12.04. Return of Unclaimed Moneys.

         Any moneys deposited with or paid to the Trustee or any Paying Agent for payment of the principal of, and premium, if any, or interest on Debt
Securities and not applied but remaining unclaimed by the holders of Debt
Securities for two years after the date upon which the principal of, and premium, if any, or interest on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on written demand; and the holder of any of the Debt
Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such
Paying Agent with respect to such moneys shall thereupon cease.

                                      -51-

                                  ARTICLE XIII

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     SECTION 13.01. Indenture and Debt Securities Solely Corporate Obligations.

         No recourse for the payment of the principal of or premium, if any, or interest on any Debt Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any such Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or agent, as such, past, present or future, of the
Company or of any predecessor or successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debt Securities.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     SECTION 14.01. Successors.

         All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

     SECTION 14.02. Official Acts by Successor Entity.

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the
Company shall and may be done and performed with like force and effect by the like board, committee, officer or other authorized Person of any entity that shall at the time be the lawful successor of the Company.

     SECTION 14.03. Surrender of Company Powers.

         The Company by instrument in writing executed by authority of 2/3
(two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any permitted successor.

     SECTION 14.04. Addresses for Notices, etc.

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the
Securityholders on the Company may be given or served in writing by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the
Trustee for such purpose) to the Company at:

                                      -52-

                           Quanta Capital Holdings Ltd
                                Cumberland House
                          1 Victoria Street, 4th Floor
                             Hamilton, Bermuda HM 11
                              Attention: Controller
                                Fax: 441.294.6390

         Any notice, direction, request or demand by any Securityholder or the
Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of JPMorgan
Chase Bank, N.A. at:

                          600 Travis Street, 50th Floor
                                Houston, TX 77002
                     Attention: Institutional Trust Services

     SECTION 14.05. Governing Law.

         This Indenture and each Debt Security shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State, without regard to conflict of laws principles of said State other than Section 5-1401 of the New York General Obligations Law, except with respect to authorization and execution by or on behalf of the Company which are required to be governed by the laws of Bermuda.

     SECTION 14.06. Evidence of Compliance with Conditions Precedent.

         Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of
Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with (except that no such Opinion of Counsel is required to be furnished to the Trustee in connection with the authentication and issuance of Debt Securities issued on the date of this Indenture).

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to
Section 3.05) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                                      -53-

     SECTION 14.07. Business Day Convention.

         Notwithstanding anything to the contrary contained herein, if any
Interest Payment Date, other than the Maturity Date, any Redemption Date or the
Special Redemption Date, falls on a day that is not a Business Day, then any interest payable will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof. If the Maturity Date,
Redemption Date or the Special Redemption Date falls on a day that is not a
Business Day, then the principal, premium, if any, and/or interest payable on such date will be paid on the next succeeding Business Day (and no additional interest will accrue in respect of such payment made on such next succeeding
Business Day), except that, if such Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding
Business Day with the same force and effect as if such payment had been made on such Maturity Date, Redemption Date or Special Redemption Date.

     SECTION 14.08. Table of Contents, Headings, etc.

         The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 14.09. Execution in Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 14.10. Severability.

         In case any one or more of the provisions contained in this Indenture or in the Debt Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debt
Securities, but this Indenture and such Debt Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 14.11. Assignment.

         Subject to Article XI, the Company will have the right at all times to assign any of its rights or obligations under this Indenture and the Debt
Securities to a direct or indirect wholly owned Subsidiary of the Company, provided, that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                                      -54-

     SECTION 14.12. Acknowledgment of Rights.

         The Company acknowledges that, with respect to any Debt Securities held by the Trust or the Institutional Trustee of the Trust, if the Institutional
Trustee of the Trust fails to enforce its rights under this Indenture as the holder of Debt Securities held as the assets of the Trust after the holders of a majority in Liquidation Amount of the Capital Securities of the Trust have so directed in writing such Institutional Trustee, a holder of record of such
Capital Securities may to the fullest extent permitted by law institute legal proceedings directly against the Company to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest (or premium, if any) or principal on the Debt Securities on the date such interest (or premium, if any) or principal is otherwise due and payable (or in the case of redemption, on the Redemption Date or the Special Redemption date, as applicable), the
Company acknowledges that a holder of record of Capital Securities of the Trust may directly institute a proceeding against the Company for enforcement of payment to such holder directly of the principal of (or premium, if any) or interest on the Debt Securities having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such holder on or after the respective due date (or, in the case of redemption, on the Redemption
Date or the Special Redemption Date, as applicable) specified in the Debt
Securities.

     SECTION 14.13. Submission to Jurisdiction; Appointment of Agent for
Service.

         In further consideration of the agreement of the Trustee herein contained, the Company agrees and covenants as follows:

         The Company irrevocably agrees that any legal suit, action or proceeding against the Company brought by the Trustee arising out of or based upon this Indenture or the transactions contemplated hereby may be instituted in any United States Federal or state court in the Borough of Manhattan, The City of New York, State of New York (a "New York Court"), and irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including immunity to pre-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of this Indenture or the transactions contemplated hereby which is instituted in any New York Court or in any foreign court. To the extent permitted by law, the Company hereby waives any objection to the enforcement by any competent foreign court of any judgment validly obtained in any such proceeding. The Company designates and appoints CT
Corporation System in New York, New York as its authorized agent (the
"Authorized Agent") upon which process may be served in any such action arising out of or based on this Indenture or the transactions contemplated hereby which may be instituted in any New York Court by the Trustee, expressly consents to the non-exclusive jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that its Authorized Agent has agreed to act as said agent for

                                      -55-

service of process and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service of process to it shall be deemed, in every respect, effective service of process upon the
Company. Notwithstanding the foregoing, any action based on this Indenture or the transactions contemplated hereby may be instituted by the Trustee in any competent foreign court.

         The provisions of this Section 14.13 shall survive any termination of this Indenture, in whole or in part.

     SECTION 14.14. Judgment Currency.

         The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, and premium, interest, and Additional Interest, if any, on the Debentures (the
"Required Currency") into a currency in which a judgment will be rendered (the
"Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment
Currency on the Business Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered into in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the
Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and
(iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

     SECTION 14.15. Waiver of Immunity.

         To the extent that the Company as or hereafter may acquire any immunity
(sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Indenture.

                                      -56-

                                   ARTICLE XV

                        SUBORDINATION OF DEBT SECURITIES

     SECTION 15.01. Agreement to Subordinate.

         The Company covenants and agrees, and each holder of Debt Securities issued hereunder and under any supplemental indenture (the "Additional
Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Debt Securities shall be issued subject to the provisions of this Article XV; and each holder of a Debt Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment by the Company of the payments due on all Debt Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article XV shall prevent the occurrence of any
Default or Event of Default hereunder.

     SECTION 15.02. Default on Senior Indebtedness.

         In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any
Senior Indebtedness of the Company following any applicable grace period, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, and such acceleration has not been rescinded or canceled and such Senior Indebtedness has not been paid in full, then, in either case, no payment shall be made by the Company with respect to the payments due on the Debt Securities.

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.02, such payment shall, subject to Section 15.06, be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior
Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior
Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

     SECTION 15.03. Liquidation; Dissolution; Bankruptcy.

         Upon any payment by the Company or distribution of assets of the
Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding- up or liquidation or reorganization of the Company, whether voluntary or involuntary

                                      -57-

or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on the Debt Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the
Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the
Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the
Company (pro rata to such holders on the basis of the respective amounts of
Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the
Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the
Company remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such
Senior Indebtedness.

         For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Debt Securities to the payment of all Senior Indebtedness of the Company, that may at the time be outstanding, provided, that (a) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (b) the rights of the holders of such Senior
Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or other disposition of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XI of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article

                                      -58-

XI of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section
6.06 of this Indenture.

     SECTION 15.04. Subrogation.

         Subject to the payment in full of all Senior Indebtedness of the
Company, the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all payments due on the Debt Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior
Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the
Trustee, shall, as between the Company, its creditors other than holders of
Senior Indebtedness of the Company, and the holders of the Debt Securities be deemed to be a payment or distribution by the Company to or on account of such
Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Debt Securities, on the one hand, and the holders of such Senior
Indebtedness, on the other hand.

         Nothing contained in this Article XV or elsewhere in this Indenture, any Additional Provisions or in the Debt Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior
Indebtedness of the Company, and the holders of the Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debt Securities all payments on the Debt Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debt
Securities and creditors of the Company, other than the holders of Senior
Indebtedness of the Company, nor shall anything herein or therein prevent the
Trustee or the holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior
Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this
Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding- up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the
Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                                      -59-

     SECTION 15.05. Trustee to Effectuate Subordination.

         Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

     SECTION 15.06. Notice by the Company.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee at the Principal Office of the Trustee of any fact known to the
Company that would prohibit the making of any payment of moneys to or by the
Trustee in respect of the Debt Securities pursuant to the provisions of this
Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee in respect of the Debt
Securities pursuant to the provisions of this Article XV, unless and until a
Responsible Officer of the Trustee at the Principal Office of the Trustee shall have received written notice thereof from the Company or a holder or holders of
Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose
(including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debt Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior
Indebtedness of the Company (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of such Senior
Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such
Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior
Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 15.07. Rights of the Trustee. Holders of Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as

                                      -60-

any other holder of Senior Indebtedness, and nothing in this Indenture or any
Additional Provisions shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Company, the
Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the
Trustee. The Trustee shall not owe or be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior
Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

         Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

     SECTION 15.08. Subordination May Not Be Impaired.

         No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the
Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Debt Securities to the holders of such Senior
Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such
Senior Indebtedness, or otherwise amend or supplement in any manner such Senior
Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior
Indebtedness; (c) release any Person liable in any manner for the collection of such Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company, and any other Person.

         JPMorgan Chase Bank, N.A., in its capacity as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

                                      -61-

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                          QUANTA CAPITAL HOLDINGS LTD.

                                          By: /s/ John S. Brittain, Jr.
                                             -----------------------------------
                                          Name: John S. Brittain, Jr.
                                               ---------------------------------
                                          Title: Chief Financial Officer
                                                --------------------------------

                                          JPMORGAN CHASE BANK, N.A., AS TRUSTEE

                                          By: /s/ Maria Calzado
                                             -----------------------------------
                                          Name: Maria Calzado
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                      -62-

                                    EXHIBIT A

                   FORM OF JUNIOR SUBORDINATED DEBT SECURITY
                                    DUE 2035

                           [FORM OF FACE OF SECURITY]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER
APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR
PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED,
ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR
UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS
ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY
PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF
TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF
(Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE
COMPANY OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF
THE COMPANY WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION
(OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE
REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE COMPANY,
(B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON
THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED
IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A
QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING
MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR"
WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) or (8) OF RULE 501
UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR
FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT
WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN
VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION
FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE
COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION
AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A
COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS SECURITY BY
ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING
RESTRICTIONS.

                                     A-1-1

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, REPRESENTS
AND WARRANTS THAT IT WILL NOT ENGAGE IN HEDGING TRANSACTIONS INVOLVING THIS
SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES,
REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL
RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
(EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY
REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN
ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN,
UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE
UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23,
95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND
HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION
4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR
HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN
EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO
WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING
ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY
USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE,
OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE
STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL
DELIVER TO THE COMPANY AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS
MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE
FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS
HAVING A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN
EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A
PRINCIPAL AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO
LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE
THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE
RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL
BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

                                     A-1-2

               Form of Junior Subordinated Debt Security due 2035

                                       of

                          Quanta Capital Holdings Ltd.

         Quanta Capital Holdings Ltd., a company incorporated in Bermuda (the
"Company"), for value received promises to pay to JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Institutional Trustee for Quanta
Capital Statutory Trust I, a Delaware statutory trust (the "Holder"), or registered assigns, the principal sum of Forty One Million Two Hundred Thirty
Eight Thousand Dollars on March 15, 2035 (or earlier upon any Redemption Date or the Special Redemption Date, or any earlier date of acceleration of maturity of this Debt Security and to pay interest on the outstanding principal amount of this debt security from December 21, 2004, or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, quarterly
(subject to deferral as set forth herein) in arrears on March 15, June 15,
September 15 and December 15 of each year commencing March 15, 2005 (each such date, an "Interest Payment Date"), at a floating rate per annum equal to LIBOR
(as defined in the Indenture) plus 3.85% (the "Interest Rate") until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at an annual rate equal to the Interest Rate in effect for each such Extension Period compounded quarterly. The amount of interest payable on any Interest Payment
Date shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant interest period.

         The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debt Security (or one or more
Predecessor Securities, as defined in said Indenture) is registered at the close of business on the "regular record date" for such interest installment, except that interest and any Deferred Interest payable on the Maturity Date shall be paid to the Person to whom principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such regular record date and may be paid to the Person in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a special record date to be fixed by the
Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Debt Securities not less than 10 days prior to such special record date, all as more fully provided in the Indenture.

         The principal of and premium, if any, and interest on this Debt
Security shall be payable at the office or agency of the Trustee (or other
Paying Agent appointed by the Company) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Debt Security Register or by wire transfer of immediately available funds to an account appropriately designated by the holder hereof. Notwithstanding the foregoing, so long as the holder of this Debt Security is the Institutional Trustee, the payment of the principal of and premium, if any, and interest on this Debt Security

                                     A-1-3

will be made in immediately available funds at such place and to such account as may be designated by the Institutional Trustee. All payments in respect of this
Debt Security shall be payable in any coin or currency of the United States of
America that at the time of payment is legal tender for payment of public and private debt.

         Notwithstanding anything to the contrary contained herein, if any
Interest Payment Date, other than the Maturity Date, any Redemption Date or the
Special Redemption Date, falls on a day that is not a Business Day, then any interest payable will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof. If the Maturity Date,
Redemption Date or the Special Redemption Date falls on a day that is not a
Business Day, then the principal, premium, if any, and/or interest payable on such date will be paid on the next succeeding Business Day (and no additional interest will accrue in respect of such payment made on such next succeeding
Business Day), except that, if such Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding
Business Day with the same force and effect as if such payment had been made on such Maturity Date, Redemption Date or Special Redemption Date.

         Upon submission of Notice (as defined in the Indenture) and so long as no Event of Default has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an "Extension Period"), during which Extension Period no interest shall be due and payable (except any
Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension
Period, to the extent permitted by law. No Extension Period may end on a date other than an Interest Payment Date. At the end of any such Extension Period the
Company shall pay all Deferred Interest then accrued and unpaid on the Debt
Securities; provided, however, that no Extension Period may extend beyond the
Maturity Date, any Redemption Date or the Special Redemption Date and provided, further, however, during any such Extension Period, the Company may not (i)
declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Company that rank in all respects pari passu with or junior in interest to the Capital Securities Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants,
(B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the applicable

                                     A-1-4

Extension Period, (b) as a result of any exchange, reclassification or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any Extension Period, the Company may further extend such
Extension Period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest or Deferred Interest shall be due and payable during an Extension Period, except at the end thereof, but Deferred
Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. The Company must give the Trustee notice of its election to begin or extend such Extension Period not later than the related regular record date for the next succeeding Interest Payment Date.

         The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the
Trustee such holder's attorney-in-fact for any and all such purposes. Each holder hereof, by such holder's acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the
Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         The Company waives diligence, demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.

         This Debt Security shall not be entitled to any benefit under the
Indenture hereinafter referred to and shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

         The provisions of this Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                                     A-1-5

         IN WITNESS WHEREOF, the Company has duly executed this certificate.

                                            Quanta Capital Holdings Ltd.

                                            By
                                              ----------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Dated:                   , 2004
      -------------------

                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Debt Securities referred to in the within-mentioned
Indenture.

                                       JPMorgan Chase Bank, N.A., not in its
                                       individual capacity but solely as the
                                       Trustee

                                       By:
                                          --------------------------------------
                                          Authorized Officer

Dated:                   , 2004
      -------------------

                                     A-1-6

                          [FORM OF REVERSE OF SECURITY]

         This Debt Security is one of a duly authorized series of Debt
Securities of the Company, all issued or to be issued pursuant to an Indenture
(the "Indenture"), dated as of December 21, 2004, duly executed and delivered between the Company and JPMorgan Chase Bank, N.A. as Trustee (the "Trustee"), to
which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debt
Securities (referred to herein as the "Debt Securities") of which this Debt
Security is a part. The summary of the terms of this Debt Security contained herein does not purport to be complete and is qualified by reference to the
Indenture.

         Upon the occurrence and continuation of a Tax Event, an Investment
Company Event (each a "Special Event"), this Debt Security may become due and payable, in whole but not in part, at any time, within 90 days following the occurrence of such Tax Event or an Investment Company Event (the "Special
Redemption Date"), as the case may be, at the Special Redemption Price. In the event that the Special Redemption Date falls on a day prior to the LIBOR
Determination Date for any Interest Period, then the Company shall be required to pay to Securityholders, on the Business Day following such LIBOR
Determination Date, any additional amount of interest that would have been payable on the Special Redemption Date had the amount of interest determined on such LIBOR Determination Date been known on the first day of such Interest
Period.

         The Company shall also have the right to redeem this Debt Security at its option, in whole or (provided that all accrued and unpaid interest has been paid on all Debt Securities for all Interest Period terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after
March 15, 2010 (each, a Redemption Date"), at the Redemption Price (as defined herein).

         Any redemption pursuant to the preceding two paragraphs will be made, upon not less than 30 days' nor more than 60 days' prior written notice. If the
Debt Securities are only partially redeemed by the Company, the Debt Securities will be redeemed pro rata or by lot or by any other method utilized by the
Trustee.

         "Redemption Price" means 100% of the principal amount of the Debt
Securities being redeemed plus accrued and unpaid interest on such Debt
Securities to the Redemption Date.

         "Special Redemption Price" means (1) if the Special Redemption Date is before March 15, 2010, 107.5% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption and (2) if the Special Redemption Date is on or after March 15, 2010, the Redemption Price for such Special Redemption Date.

         In the event of redemption of this Debt Security in part only, a new
Debt Security or Debt Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

                                     A-1-7

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debt Securities may be declared, and, in certain cases, shall ipso facto become, due and payable, and upon any such declaration of acceleration shall become due and payable, in each case, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the
Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt
Securities; provided, however, that no such supplemental indenture shall, among other things, without the consent of the holders of each Debt Security then outstanding and affected thereby (i) change the Maturity Date of the Debt
Securities, or reduce the principal amount thereof or any redemption premium thereon, or reduce the rate or manner of calculation of the rate or extend the time of payment of interest thereon, or reduce any amounts payable upon redemption thereof or make payments due on the Debt Securities payable in any coin or currency other than United States Dollars, or impair or affect the right of any holder of Debt Securities to institute suit for the payment thereof, or
(ii) reduce the aforesaid percentage of Debt Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding, on behalf of all of the holders of the Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the
Indenture, and its consequences, except (a) a default in payments due in respect of any of the Debt Securities, (b) in respect of covenants or provisions of the
Indenture which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants of the
Company relating to its ownership of Common Securities of the Trust. Any such consent or waiver by the registered holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt
Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debt Security.

         No reference herein to the Indenture and no provision of this Debt
Security or of the Indenture shall alter or impair the obligation of the
Company, which is absolute and unconditional, to pay all payments due on this
Debt Security at the time and place and at the rate and in the money herein prescribed.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the registered holder hereof on the Debt Security Register of the Company, upon surrender of this Debt Security for registration of transfer at the office or agency of the
Trustee in Houston, Texas accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made

                                     A-1-8

for any such registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Debt
Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent,
any transfer agent and the Debt Security registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debt
Security shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Authenticating Agent
nor any Paying Agent nor any transfer agent nor any Debt Security registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         The Debt Securities are issuable only in registered certificated form without coupons. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debt Securities are exchangeable for a like aggregate principal amount of Debt Securities of a different authorized denomination, as requested by the holder surrendering the same.

         All terms used in this Debt Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF
LAW PRINCIPLES THEREOF, EXCEPT WITH RESPECT TO AUTHORIZATION AND EXECUTION BY OR
ON BEHALF OF THE COMPANY WHICH ARE REQUIRED TO BE GOVERNED BY THE LAWS OF
BERMUDA.

                                     A-1-9